Schedule 14A Information
              Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the Registrant                                               /X/

Filed by a party other than the Registrant                            / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec. 240.14a-12

    ADVANCE CAPITAL I, INC.
    ------------------------------------------------
    (Name of Registrant as Specified in Its Charter)

    ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                          ADVANCE CAPITAL I, INC.

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on July 27, 2001
_______________________________________________________________________

     The Annual Meeting of Shareholders of ADVANCE CAPITAL I, INC. (the Company), will be held at the Westin Town Center, 1500 Town Center, Southfield, Michigan, on July 27, 2001 at 10:00 A.M. (Eastern Daylight Time). The following matters will be acted upon at that time:

     1. To elect seven Directors to hold office until the next Annual Meeting of Shareholders or until their successors have been elected and qualified;

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending December 31, 2001;

     3. To modify the Principal Investment Strategies and the Security Selection Criteria of the Bond Fund;

     4. To modify the Principal Investment Strategies and the Security Selection Criteria of the Retirement Income Fund;

     5.  To modify the Security Selection Criteria of the Cornerstone Stock
         Fund;

     6. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders of record at the close of business on May 31, 2001, are entitled to notice of and to vote at the meeting.


                                 By Order of the Board of Directors

                                 Kathy J. Harkleroad, Secretary


One Towne Square, Suite 444
Southfield, Michigan 48076
June 25, 2001
__________________________________________________________________________
                             YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE ACTED UPON AND TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

                           ADVANCE CAPITAL I, INC.
                         One Towne Square, Suite 444
                          Southfield, Michigan 48076

                               PROXY STATEMENT
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 27, 2001

                                 INTRODUCTION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors (the Board) of Advance Capital I, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders (the Meeting) of the Company to be held at the Westin Town Center, 1500 Town Center, Southfield, Michigan, on July 27, 2001 at 10:00 A.M. (Eastern Daylight Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and form of proxy are first being mailed to shareholders is June 25, 2001.

     The cost of soliciting proxies will be borne by the Company. In addition, certain Officers and Directors of the Company and of Advance Capital Management, Inc., the Company's investment adviser (none of whom will receive additional compensation thereof) may solicit proxies in person or by telephone or mail. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports, without charge, by mailing such request to: Advance
Capital I, Inc., Attention: Ms. Kathy Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783.

     All shares represented by the enclosed proxy will be voted in the manner specified therein, and if no specification is made, such shares will be voted for the nominees for Directors hereinafter listed and for Proposals (2), (3),
(4) and (5). Directors will be elected by a majority vote of the shares present or represented by proxy at the meeting. Approval of the modification of the Principal Investment Strategies and the Security Selection Criteria of the Bond Fund requires the affirmative vote of a majority of the outstanding Bond Fund shares. Approval of the modification of the Principal Investment Strategies and the Security Selection Criteria of the Retirement Income Fund requires the affirmative vote of a majority of the outstanding Retirement Income Fund shares. Approval of the modification of the Security Selection Criteria of the Cornerstone Stock Fund requires the affirmative vote of a majority of the outstanding Cornerstone Stock Fund shares. A "majority" is defined by the Investment Company Act of 1940 as the vote, "(A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company whichever is the less". Abstentions are counted for purposes of determining whether a quorum is present, and will have the effect of a negative vote with respect to the approval of Proposals (2),
(3), (4) and (5).

     Shareholders of record at the close of business on May 31, 2001, the record date, are entitled to notice of and to vote at the Meeting.

     Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 3144, Southfield, Michigan 48037, execution of a subsequent proxy, or oral revocation at the meeting) at any time before it is exercised.

     Each Company share and each fractional share outstanding at the close of business on May 31, 2001, is entitled to one vote for each full share held and a fractional vote for each fractional share held on each matter. As of May 31, 2001, 5,412,883 Class A shares, 10,467,630 Class B shares, 12,942,733
Class C shares, 21,369,530 Class E shares and 6,943,309 Class F shares, all with a $.001 par value, were outstanding.

     As of May 31, 2001, no individuals were known to own of record or beneficially 5 percent or more of the outstanding shares of the Company or of a particular Class of shares.

PROPOSAL 1:  ELECTION OF DIRECTORS

     The Board has the overall responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. However, it is not involved in the day-to-day operating details. Members of the Board re kept informed of the business of the Company by participating in quarterly Board meetings where previously furnished detailed analyses and reports are reviewed and discussed by the Company's President and other officers.

     The Board meetings are regularly scheduled for the fourth Friday of the months of January, April, July and October. All Directors were present at all meetings during the 2000 year. The Company does not have any committees of the Board. The Directors who are not "interested persons" of the Company (as that term is defined in the Investment Company Act of 1940) meet with PricewaterhouseCoopers LLP annually to discuss the results of the audit of the prior year and the scope of the audit of the coming year.

     At the Meeting, seven Directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. All of the Board members, with the exception of Janice E. Loichle, have been previously presented to the shareholders for election.

     All of the nominees have consented to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Certain information concerning nominees is set forth below.

Name, Position with             Principal Occupations or
the Company, and Age            Employment During Past Five Years
____________________            _________________________________

Joseph A. Ahern, Esquire        Attorney, Partner and President, Stark, Reagan
Director since 1995             & Finnerty, P.C.
Age 43

Richard W. Holtcamp             Retired General Manager-Marketing, Michigan Bell
Director since 1989             Telephone; Director of Marketing & Consultant,
Age 66                          Fishburn & Co., Inc. (General contractor for
                                residential and business construction)

Dennis D. Johnson               Retired Chief Operating Officer, Belgacom
Director since 2000             (Ameritech International); Management
Age 62                          Consultant, Vice President - Human Resources,
                                Ameritech Network Services

Harry Kalajian                  Retired Executive Vice President, Finance &
Director since 1996             External Affairs, Michigan Bell Telephone
Age 69

Janice E. Loichle               Retired Vice President & Chief Integration
Director Nominee 2001           Officer, XO Communications, Inc. (formerly
Age 53                          NEXTLINK Communications); Vice President &
                                Chief of Local Exchange Operations, XO
                                Communications, Inc.; President, NEXTLINK
                                Solutions

Thomas L. Saeli                 Vice President-Mergers and Acquisitions, Lear
Director since 2000             Corporation; Vice President, Oxford Investment
Age 44                          Group, Inc.

John C. Shoemaker *             President and Director, Advance Capital I,
President and Director          Inc.; President, Advance Capital Management,
since inception (1987)          Inc., the Company's Investment Adviser
Age 55

* "Interested person" of the Company as defined in the Investment Company Act of 1940.

Ownership of Advance Capital I Shares

     The following table provides information regarding shares beneficially owned, directly or indirectly, by the Directors of the Company as of May 31, 2001. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended.

                                                              Amount and Nature of
                                                              Beneficial Ownership
                                                              ____________________
Title of                                   Total      Sole Voting and     Shared Voting and
Class       Name of Beneficial Owner       Shares*    Investment Power    Investment Power
_____       ________________________       _______    ________________    ________________
Class A     Joseph A. Ahern                 2,087                                2,087
            Richard W. Holtcamp             3,866           3,866
            Dennis D. Johnson               1,088           1,088
            Harry Kalajian                  1,185           1,185
            Janice E. Loichle              13,147          11,010                2,137
            Thomas L. Saeli                 1,749             497                1,252
            John C. Shoemaker               6,599           2,296                4,303
Class B     John C. Shoemaker               8,165                                8,165
Class C     Richard W. Holtcamp             3,216                                3,216
            Harry Kalajian                  1,272           1,272
            Janice E. Loichle               3,919           2,149                1,770
            Thomas L. Saeli                 4,231           1,007                3,224
            John C. Shoemaker              20,073          11,304                8,769
Class F     Joseph A. Ahern                 1,256                                1,256
            Richard W. Holtcamp               866             866
            Dennis D. Johnson               2,375           2,375
            John C. Shoemaker              12,157           8,711                3,446



* No individual director, director nominee, or executive officer beneficially owned in excess of 1% of the outstanding shares.

     Shares beneficially owned, directly or indirectly, by the Directors and Officers as a group are 76,622, 8,165, 32,711, 0 and 59,530 shares representing 1.4%, 0.1%, 0.3%, 0.0% and 0.9% of Class A, Class B, Class C, Class E and
Class F stock, respectively.

Compensation of Directors and Executive Officers

     Certain information concerning the executive officers of the Company is set forth below.


Name, Office Held                       Principal Occupations or
with the Company, Age                   Employment During Past Five Years
_____________________                   _________________________________
John C. Shoemaker                       President and Director, Advance Capital I, Inc.;
President                               President, Advance Capital Management, Inc.
Age 55

Robert J. Cappelli                      Vice President and Treasurer, Advance Capital I, Inc.;
Vice President and Treasurer            President, Advance Capital Services, Inc.
Age 49

Charles J. Cobb                         Vice President, Advance Capital I, Inc.; Regional
Vice President                          Representative, Advance Capital Services, Inc.
Age 37

Kathy J. Harkleroad                     Secretary, Advance Capital I, Inc.; Marketing Director,
Secretary                               Advance Capital Services, Inc.; Director of Client
Age 48                                  Services, Advance Capital Services, Inc.


     John C. Shoemaker has held office since the inception of the Company
(1987). Mr. Cappelli held the office of Secretary from inception to 1996 and was appointed Treasurer in 1992 and Vice President in 1996. Mr. Cobb was appointed Vice President in 1996. Ms. Harkleroad was appointed Secretary in 1996.

     The Officers of the Company receive no direct compensation from the Company. Certain Officers and Directors of the Company are also Officers and Directors of; 1) Advance Capital Management, Inc. (MANAGEMENT), the investment adviser, 2) Advance Capital Services, Inc., (SERVICES) the Company's distributor of fund shares and Advance Capital Group, Inc. (GROUP), the Company's administrator, transfer agent and dividend disbursing agent. GROUP and its subsidiaries pay the salaries of the Company's officers.

     John C. Shoemaker is President of the Company and a Director. He receives no compensation from the Company for his service as a Director.

     During the year ended December 31, 2000, the Board of Directors met four times. Each Director attended at least 75% of the meetings. Only the independent Directors (those Directors who are not "interested persons" as that term is defined by the Investment Company Act of 1940), Messrs. Ahern, Holtcamp, Johnson, Kalajian and Saeli received compensation from the Company for their service as Directors. Directors were also reimbursed for expenses incurred in attending the meetings. The following table provides information regarding the compensation of the independent Directors.


                                Annual          Meeting           Total Compensation
Name of Director                Fee             Fee               from the Company
________________                ___             ___	          ________________
Joseph A. Ahern, Esquire        $ 2,500         $ 1,000            $ 3,500
Richard W. Holtcamp             $ 2,500         $ 1,000            $ 3,500
Dennis D. Johnson               $ 2,500         $ 1,000            $ 3,500
Harry Kalajian                  $ 2,500         $ 1,000            $ 3,500
Thomas L. Saeli                 $ 2,500         $ 1,000            $ 3,500


Required Vote

     Election of each of the listed nominees for Director of the Company requires the affirmative vote of the majority of shares represented at the Meeting if a quorum is present. Votes that are withheld will have no effect on the outcome of the election.

     The Board recommends that you vote FOR the nominees.

PROPOSAL 2:  SELECTION OF ACCOUNTANTS

     The members of the Board, including a majority who are not "interested persons" of the Company (as that term is defined in the Investment Company Act of 1940), by a vote cast in person, have selected PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 2001, subject to the ratification by the Company's shareholders at the Meeting. The accounting firm of PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in the Company. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but a representative would have an opportunity to make a statement if he or she chose to attend. A representative of PricewaterhouseCoopers LLP is expected to be available by phone to respond to any appropriate questions.

     The following summarizes PricewaterhouseCoopers LLP's accounting services for the fiscal year ending December 31, 2001: audit of annual statements; assistance with filing the Company's registration statement and semi-annual reports with the Securities and Exchange Commission (Forms N-1A and N-SAR); and routine consultation on financial accounting and reporting matters.

     The Board authorized all services performed by PricewaterhouseCoopers LLP for the Company during 2000. In addition, the Board annually reviews the scope of services to be provided by PricewaterhouseCoopers LLP and considers the effect, if any, that performance of any non-audit services might have on audit independence. PricewaterhouseCoopers LLP has audited the Company's books since 1995.

Audit and Other Fees

     The aggregate fees paid to PricewaterhouseCoopers LLP, the Company's independent public accountants, for professional services rendered for the audit of the Company's annual statements for the year ended December 31, 2000 was $41,000. No other fees were paid to PricewaterhouseCoopers LLP for non-audit related services, management advisory services or information technology services. The Board of Directors has considered whether the provision of the audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

     The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

     The Board recommends that the shareholders vote FOR the ratification of the selection of independent accountants.

PROPOSAL 3: TO MODIFY THE PRINCIPAL INVESTMENT STRATEGIES AND THE SECURITY SELECTION CRITERIA OF THE BOND FUND

     The Board of Directors has voted to present to the shareholders a modification of the Principal Investment Strategies and the Security Selection criteria of the Bond Fund. The Board believes that the proposed modifications will operate to the benefit of the shareholders in the Fund.

The Principal Investment Strategies and Security Selection criteria of the Bond Fund currently reads:

Principal Investment Strategies
     The fund strives to meet its investment objective by investing in a broad range of fixed income investments. The portfolio manager looks for investment grade corporate bonds, securities issued or guaranteed by the U.S. Government and high-yield, high-risk corporate bonds commonly referred to as "junk bonds".

     The fund may, from time to time, invest in high quality, short maturity securities as a temporary defensive measure. Taking such actions may cause the fund not to achieve its investment objective.

Security Selection
     The Bond Fund invests at least 65 percent of its total assets in corporate or U.S. Government bonds. The remaining assets may be invested in preferred stocks, U.S. Government agency securities, non-U.S. Government agency securities, U.S. Government obligations and money market instruments. These non-principal investments are discussed in the Statement of Additional Information (SAI).

When choosing investments, the portfolio manager adheres to the following policies:

     1) The fund may invest as much as 45 percent of the portfolio in lower rated, high-yielding securities (junk bonds), rated between Ba1 and B2 by Moody's, or between BB+ and B by S&P. If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the fund. In the event that a security held by the Bond Fund is downgraded below B3 by Moody's and B- by S&P, the fund may continue to hold such security until such time as the investment adviser deems it advantageous to dispose of the security.
     2) The fund can invest as much as 25 percent of the total portfolio in mortgage backed securities, backed by the U.S. Government.
     3) No more than 50 percent of the fund's assets will be invested in obligations issued or guaranteed by the U.S. Government.
     4) The fund may hold unrated securities if the portfolio manager believes that the securities are comparable in investment quality to the rated securities. However, the fund will hold no more than 5 percent of the portfolio in unrated securities.
     5) The portfolio manager uses credit analysis, security research and credit ratings when choosing bonds. The portfolio manager takes into consideration such factors as the following:
			.  present and potential liquidity
			.  capability to generate funds
			.  profitability
			.  adequacy of capital

The proposed wording reads:

Principal Investment Strategies and Security Selection Criteria

     The fund strives to meet its investment objective by investing in a broad range of fixed income investments. The Bond Fund invests at least 80 percent of its total assets in corporate or U.S. Government bonds. The remaining assets may be invested in preferred stocks, U.S. Government agency securities, non-U.S. Government agency securities, U.S. Government obligations, Yankee Bonds and money market instruments. These non-principal investments are discussed in the Statement of Additional Information (SAI).

When choosing investments, the portfolio manager adheres to the following policies:

     1) The fund may invest as much as 45 percent of the portfolio in lower rated, high-yielding securities (junk bonds), rated between Ba1 and B2 by Moody's, or between BB+ and B by S&P. If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the fund. In the event that a security held by the Bond Fund is downgraded below B3 by Moody's and B- by S&P, the fund may continue to hold such security until such time as the investment adviser deems it advantageous to dispose of the security.
     2) The fund can invest as much as 20 percent of the total portfolio in mortgage backed securities, backed by the U.S. Government or its agencies.

     3) No more than 50 percent of the fund's assets will be invested in obligations issued or guaranteed by the U.S. Government.
     4) The fund may hold unrated securities if the portfolio manager believes that the securities are comparable in investment quality to the rated securities. However, the fund will hold no more than 5 percent of the portfolio in unrated securities.
     5) The portfolio manager uses credit analysis, security research and credit ratings when choosing bonds. The portfolio manager takes into consideration such factors as the following:
			.  present and potential liquidity
			.  capability to generate funds
			.  profitability
			.  adequacy of capital

Rationale for Changes

     The Board believes the first of these changes is in the best interest of shareholders in the Bond Fund because it complies with new Securities and Exchange Commission (SEC) rules. The SEC has adopted a rule under the Investment Company Act of 1940 to address the use of investment company names that the SEC is concerned may mislead investors about a company's holdings and risks. The rule requires a registered investment company with a name suggesting that the company focuses on a particular type of investment to hold at least 80 percent of its assets in that type of investment. Although the Bond Fund is now and has been structured to comply with this new rule, the wording in the prospectus is not. To retain the Bond Fund name and remain in compliance with the new SEC rule the language must be modified to increase the minimum amount of Government or Corporate bonds represented in the Fund from 65 percent to 80 percent. As a result of this change, the allowable percentage of mortgage backed securities in the Fund must decrease from 25 percent to 20 percent.

     A change is also recommended to clarify an apparent discrepancy between the Security Selection criteria summary paragraph and the enumerated policies which follow it regarding the use of mortgage backed securities in the Fund.
The summary paragraph shows that the Bond Fund may invest in U.S. Government agency securities, non-U.S. Government agency securities and U.S. Government obligations. The listed polices which follow the summary fail to indicate specifically that the Fund may invest in mortgage backed securities other than those backed by the U.S. Government. There are several types of mortgage backed securities that are issued by government agencies but not explicitly guaranteed by the U.S. Government. Federal Home Loan Mortgage (FHLM) and Federal National Mortgage Association (FNMA) securities fall into this category. Adding the phrase "or its agencies" to the mortgage backed securities section clarifies the broader intent as shown in the summary paragraph. The Board believes that this change is in the best interest of shareholders in the Bond Fund.

     The final recommended change authorizes the Bond Fund to invest in the dollar denominated, investment grade bonds issued by foreign governmental units. The current wording authorizes investment grade, dollar denominated bonds issued by foreign corporations. The use of the term "Yankee Bonds" in the language of the Security Selection criteria incorporates both foreign sovereign and foreign corporate bonds. All of these securities are denominated in U.S. dollars and are registered with the Securities and Exchange Commission for sale in thne
United States.   Foreign government-sponsored bonds are an important segment of the overall bond market. The Fund will only be authorized to hold Yankee Bonds with an investment grade rating. There exists a liquid market for this type of bond. The availability of the full spectrum of investment grade Yankee Bonds in the Bond Fund will increase the possible diversification and industry representation in the Fund. The Board believes that this change is in the best interest of shareholders in the Bond Fund.

     The Fund deems the Principal Investment Strategies and Security Selection Criteria to be fundamental policies which cannot be changed without shareholder vote.

Required Vote

     The Board recommends that the shareholders of the Bond Fund vote For Proposal 3. Approval of this proposal requires the affirmative vote of a majority of the Bond Fund shares represented by proxy at the annual meeting and entitled to vote (abstentions being counted as "against votes"). If not approved, the existing Principal Investment Strategies and Security Selection criteria will remain in place and a later proxy vote will be required to change the name of the Fund to comply with new SEC rules.

PROPOSAL 4: TO MODIFY THE PRINCIPAL INVESTMENT STRATEGIES AND THE SECURITY SELECTION CRITERIA OF THE RETIREMENT INCOME FUND

     The Board of Directors has voted to present to the shareholders a modification of the Principal Investment Strategies and the Security Selection criteria of the Retirement Income Fund. The Board believes that the proposed modifications will operate to the benefit of the shareholders in the Fund.

The Principal Investment Strategies and the Security Selection criteria of the Retirement Income Fund currently read:

Principal Investment Strategies
     The fund strives to meet its investment objective by investing in a broad range of fixed income investments. The portfolio manager looks for investment grade corporate bonds, securities issued or guaranteed by the U.S. Government and high-yield, high-risk corporate bonds commonly referred to as "junk bonds".

     The fund may, from time to time, invest in high quality, short maturity securities as a temporary defensive measure. Taking such actions may cause the fund not to achieve its investment objectives.

Security Selection
     The Retirement Income Fund invests at least 65 percent of its total assets in corporate or U.S. Government bonds. The remaining assets may be invested in preferred stocks, U.S. Government agency securities, U.S. Government obligations, and money market instruments. These investments are discussed in the SAI.

When choosing investments, the portfolio manager adheres to the following policies:

     1) The fund may invest up to 33 percent of assets in lower rated, high-yielding securities (junk bonds), rated between Ba1 and B2 by Moody's or between BB+ and B by S&P at the time of purchase. If the rating falls after purchase, the fund may still hold the security.
         At no time will the fund hold bonds rated below B- by S&P and B3 by Moody's. If a bond's credit rating falls below these minimum ratings, there is a risk that the portfolio manager will be forced to sell the bonds at an unfavorable price.
     2) No more than 50 percent of the fund's assets will be invested in obligations issued or guaranteed by the U.S. Government.

     3) At least 50 percent of assets will be invested in the following securities:
         . obligations of, or guaranteed by the U.S. Government or its agencies . corporate debt or preferred stocks rated Baa3 or higher by Moody's, or BBB- or higher by S&P
     4) The fund may hold unrated securities if the portfolio manager believes that the securities are comparable in investment quality to the rated securities. However, the fund will hold no more than 5 percent of the portfolio in unrated securities.
     5) The portfolio manager uses credit analysis, security research and credit ratings when choosing bonds. The portfolio manager takes into consideration such factors as the following:
			.  present and potential liquidity
			.  capability to generate funds
			.  profitability
			.  adequacy of capital

The proposed wording reads:

Principal Investment Strategies and Security Selection Criteria

     The fund strives to meet its investment objective by investing in a broad range of fixed income investments. The Retirement Income Fund invests at least 65 percent of its total assets in corporate or U.S. Government bonds. The remaining assets may be invested in preferred stocks, U.S. Government agency securities, U.S. Government obligations, Yankee Bonds and money market instruments. These non-principal investments are discussed in the Statement of Additional Information (SAI).

     1)  The fund may invest as much as 33 percent of the portfolio in lower
	 rated,	high-yielding securities (junk bonds), rated between Ba1 and B2 by Moody's, or between BB+ and B by S&P. If the quality rating criteria are met at the time of investment, a later decline in the rating by either or both of the rating agencies shall not be a violation of the investment policies of the fund. In the event that a security held by the fund is downgraded below B3 by Moody's and B- by S&P, the fund may continue to hold such security until such time as the investment adviser deems it advantageous to dispose of the security.
     2) No more than 50 percent of the fund's assets will be invested in obligations issued or guaranteed by the U.S. Government.
     3) At least 50 percent of assets will be invested in the following securities:
         . obligations of, or guaranteed by the U.S. Government or its agencies . corporate debt or preferred stocks rated Baa3 or higher by Moody's, or BBB- or higher by S&P
     4) The fund may hold unrated securities if the portfolio manager believes that the securities are comparable in investment quality to the rated securities. However, the fund will hold no more than 5 percent of the portfolio in unrated securities.
     5) The portfolio manager uses credit analysis, security research and credit ratings when choosing bonds. The portfolio manager takes into consideration such factors as the following:
			.  present and potential liquidity
			.  capability to generate funds
			.  profitability
			.  adequacy of capital

Rationale for Changes

     The Board believes these changes are in the best interest of shareholders in the Retirement Income Fund because they provide added investment flexibility and opportunity for increased diversification. The first proposed change addresses the rare circumstance in which a high yield bond held in the Fund is downgraded by one or both major rating agencies below the current Fund-minimum ratings of B3 by S&P and B- by Moody's. If this occurs under current guidelines, the investment advisor must sell the bond immediately. Although a bond rating below this minimum represents a weak financial condition for the issuing company, the actual market price for that bond could fall below its fundamental value due to a lack of immediate market liquidity and negative investor sentiment at the time of the ratings decline. Adopting this proposed change will allow the Fund to hold a bond following a decline in the rating until such time that the investment advisor deems it advantageous to dispose of the security. This flexibility will offer the investment advisor the opportunity to utilize its knowledge of the bond marketplace and potentially realize a better price when the security is sold.

     The second and final recommended change authorizes the Retirement Income Fund to invest in the dollar denominated, investment grade bonds issued by foreign governmental units. The current wording authorizes investment grade, dollar denominated bonds issued by foreign corporations. The use of the term "Yankee Bonds" in the language of the Security Selection criteria incorporates both foreign sovereign and foreign corporate bonds. All of these securities are denominated in U.S. dollars and are registered with the Securities and Exchange Commission for sale in the United States. Foreign government-sponsored bonds are an important segment of the overall bond market. The Fund will only be authorized to hold Yankee Bonds with an investment grade rating. There exists a liquid market for this type of bond. The availability of the full spectrum of investment grade Yankee Bonds in the Retirement Income Fund will increase the possible diversification and industry representation in the Fund.

     The Fund deems the Principal Investment Strategies to be fundamental policies which cannot be changed without shareholder vote.

Required Vote

     The Board recommends that the shareholders of the Retirement Income Fund vote for Proposal 4. Approval of this proposal requires the affirmative vote of a majority of the Retirement Income Fund shares represented by proxy at the annual meeting and entitled to vote (abstentions being counted as "against votes"). If not approved, the existing Principal Investment Strategies and Security Selection criteria will remain in place.

PROPOSAL 5: TO MODIFY THE SECURITY SELECTION CRITERIA OF THE CORNERSTONE STOCK FUND

     The Board of Directors has voted to present to the shareholders a modification of the Security Selection of the Cornerstone Stock Fund. The Board believes that the proposed modification will operate to the benefit of the Company's shareholders in the Fund.

The Security Selection criteria currently reads:

     The Cornerstone Stock Fund invests at least 70 percent of its assets in common stock, not including stock index futures and options. Although not principal to the Fund's objective, the Fund may also invest in other securities including preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may write covered call options and purchase put options on securities and financial indices.

The proposed wording reads:

     The Cornerstone Stock Fund invests at least 80 percent of its assets in common stock, not including stock index futures and options. Although not principal to the Fund's objective, the Fund may also invest in other securities including preferred stocks, obligations issued or guaranteed by the U.S. Government, stock index futures, money market instruments, repurchase agreements and convertible debt securities. The Fund may write covered call options and purchase put options on securities and financial indices.

Rationale for Changes

     The Board believes this change is in the best interest of the shareholders in the Cornerstone Stock Fund because it complies with new Securities and Exchange Commission (SEC) rules. The SEC has adopted a rule under the Investment Company Act of 1940 to address the use of investment company names that the SEC is concerned may mislead investors about a company's holdings and risks. The rule requires a registered investment company with a name suggesting that the company focuses on a particular type of investment to hold at least 80 percent of its assets in that type of investment. Although the Cornerstone Stock Fund is now and has been structured to comply with the new rule, the wording of the prospectus is not. To retain the Cornerstone Stock Fund name and remain in compliance with the new SEC rule the language must be modified to increase the minimum percentage of stocks represented in the Fund from 70 percent to 80 percent.

     The Fund deems the Security Selection criteria to be fundamental policies which cannot be changed without shareholder vote.

Required Vote

     The Board recommends that the shareholders of the Cornerstone Stock Fund vote for Proposal 5. Approval of this proposal requires the affirmative vote of a majority of the Cornerstone Stock Fund shares represented by proxy at the annual meeting and entitled to vote (abstentions being counted as "against votes"). If not approved, the existing Security Selection criteria will remain in place and a later proxy vote will be required to change the name of the Fund to comply with new SEC rules.

PROPOSAL 6:  OTHER BUSINESS

     The management of the Company knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     The Company's investment adviser, Advance Capital Management, Inc. (MANAGEMENT), is a Michigan corporation established in 1986 for the purpose of providing investment management services. MANAGEMENT is a registered investment adviser with the Securities and Exchange Commission. MANAGEMENT charged investment advisory fees to the Company of $3,785,729 for 2000. MANAGEMENT is a wholly-owned subsidiary of Advance Capital Group, Inc.

     T. Rowe Price Associates, Inc. is a Maryland corporation that serves as the investment sub-adviser to the Company. Its headquarters are located at 100 East Pratt Street, Baltimore, MD 21202.

     The Company's distributor, Advance Capital Services, Inc. (SERVICES), is a financial services company established in 1986 that is a licensed National Association of Securities Dealers, Inc. broker-dealer. SERVICES charged distribution fees to the Company of $1,622,747 for 2000. SERVICES is a wholly-owned subsidiary of Advance Capital Group, Inc. The Company's administrator, transfer agent and dividend disbursing agent is Advance Capital Group, Inc. (GROUP).

     The owners of GROUP and the Directors and Officers of MANAGEMENT and SERVICES are the same three individuals, Raymond A. Rathka, John C. Shoemaker, and Robert J. Cappelli. The address for all three companies and their officers is One Towne Square, Suite 444, Southfield, Michigan, 48076. The following chart shows the ownership and control of these three firms and of the Company as well.


Position        GROUP         SERVICES     MANAGEMENT    COMPANY
________        _____         ________     __________    _______
Owners          Cappelli      GROUP        GROUP         Shareholders
                Rathka
                Shoemaker

Directors       Cappelli      Cappelli     Cappelli      Ahern
                Rathka        Rathka       Rathka        Holtcamp
                Shoemaker     Shoemaker    Shoemaker     Johnson
                                                         Kalajian
                                                         Saeli
                                                         Shoemaker

President       Rathka        Cappelli     Shoemaker     Shoemaker

Vice President  Shoemaker     Shoemaker    Cappelli      Cappelli
                                                         Cobb

Treasurer       Cappelli      Rathka       Rathka        Cappelli

Secretary       Shoemaker     Shoemaker    Shoemaker     Harkleroad



SHAREHOLDERS PROPOSALS

     Proposals to be considered for inclusion in the proxy materials for the 2002 annual meeting, must be received by February 26, 2002. If any shareholder intends to propose at the annual meeting a nominee for director or the adoption or approval of any other matter by the shareholders, other than matters included in the proxy statement in accordance with the foregoing sentence, the proponent must give written notice no later than May 12, 2002.

FINANCIAL STATEMENTS

     The Statement of Assets and Liabilities and the Portfolio of Investments as of December 31, 2000 and the Statement of Operations of the Company for the year ended December 31, 2000 reported on by PricewaterhouseCoopers LLP, are contained in the Annual Report of the Company which has been previously distributed to all shareholders. Upon request, any shareholder may obtain a copy of the latest Annual and Semi-Annual Reports by mailing such request directly to: Advance Capital I, Inc., Attention: Ms. Kathy J. Harkleroad, Secretary, One Towne Square, Suite 444, Southfield, Michigan 48076 or by calling (800) 345-4783.
Any copies requested will be mailed no later than the following business day via first class U.S. mail.

     If you have any questions with respect to the material in this Proxy Statement, please contact Advance Capital Group, Inc. at (800) 345-4783.

				By Order of the Board of Directors

				Kathy J. Harkleroad, Secretary
June 25, 2001

                     ADVANCE CAPITAL I, INC.
     One Towne Square, Suite 444, Southfield, Michigan 48076

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   (For the shareholders of the Equity Growth, Bond, Balanced,
    Retirement Income and Cornerstone Stock Funds)

     The undersigned hereby appoints John C. Shoemaker and Robert
J. Cappelli as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of the respective Fund of Advance Capital I, Inc. held of record by the undersigned on May 31, 2001, at the Annual Meeting of Shareholders of the Company to be held on Friday, July 27, 2001 or any adjournment thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 25, 2001

     This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR all proposals.

     Please sign exactly as name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.

                                       Dated:                , 2001
                                             ----------------

                                       ----------------------------
                                       Signature

                                       ----------------------------
                                       Signature (If Joint Account)

                                       ----------------------------
                                       Title (If Applicable)


INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes below. If you do not check a box, your vote will be cast FOR that proposal.
2. Sign and date the PROXY.
3. Please return the signed PROXY promptly using the enclosed postage paid envelope, even if you will be attending the meeting.

1. Election of  FOR all nominees listed _____ WITHHOLD AUTHORITY _____
   directors.   below (except as marked       to vote for all nominees
                to the contrary)              listed below

(Instructions: To withhold authority to vote for any individual nominee strike nominee's name in the list below)

Joseph A. Ahern, Richard W. Holtcamp, Dennis D. Johnson, Harry Kalajian, Janice E. Loichle, Thomas L. Saeli, John C. Shoemaker

                                                        FOR   AGAINST  ABSTAIN
2. Ratify the selection of PricewaterhouseCoopers LLP
   as independent accountants of the Company.           ____  _____    _____

                                                        FOR   AGAINST  ABSTAIN
3. BOND FUND SHAREHOLDERS ONLY
   Modify the Principal Investment Strategies           ____  _____    _____
   and the Security Selection Criteria of the Bond Fund.

                                                        FOR   AGAINST  ABSTAIN
4. RETIREMENT INCOME FUND SHAREHOLDERS ONLY
   Modify the Principal Investment Strategies           ____  _____    _____
   and the Security Selection Criteria of the Retirement Income Fund.

                                                        FOR   AGAINST  ABSTAIN
5. CORNERSTONE STOCK FUND SHAREHOLDERS ONLY
   Modify the Security Selection Criteria               ____  _____    _____
   of the Cornerstone Stock Fund.

                                                        FOR   AGAINST  ABSTAIN
6. I authorize the Proxies, in their discretion,
   to vote upon such other business as may              ____  _____    _____
   properly come before this meeting or
   any adjournment thereof.

                                                    NUMBER OF ATTENDEES
   If you plan to attend the Annual Meeting
   of Shareholders please indicate the number
   attending the meeting and/or luncheon            ____Meeting____Luncheon